Exhibit 32.2

PRINCIPAL FINANCIAL OFFICER’S CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of US Alliance Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeff Brown Vice-President and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeff Brown
Jeff Brown
Vice-President and Principal Financial Officer

Date: November 14, 2023